Exhibit 99.2

EXECUTION COPY

VOTING AGREEMENT

VOTING AGREEMENT, dated as of January 24, 2006, (this “Agreement”), by and between The Walt Disney Company, a Delaware corporation (“Parent”) and Mr. Steven P. Jobs (“Principal Shareholder”).

WHEREAS, as of the date hereof, Principal Shareholder owns 60,000,002 shares (the “Shares”) of the Common Stock, no par value (the “Company Common Stock”), of Pixar, a California corporation (the “Company”);

WHEREAS, Parent proposes to enter into a transaction (such transaction, including the contemplated merger and the effects thereof, the “Transaction”) with the Company, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of the date hereof, by and among Parent, Lux Acquisition Corp., a California corporation (“Merger Sub”) and the Company (the “Merger Agreement”); and

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has required that Principal Shareholder execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

2. Representations of Principal Shareholder.

(a) Principal Shareholder hereby represents and warrants to Parent as follows:

(i) Principal Shareholder is the record and beneficial owner (for purposes of this Agreement, such term shall have the meaning set forth in Rule 13d-3 under the Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, but without regard to any conditions (including the passage of time) to the acquisition of such shares) of, and has good and valid and marketable title to, the Shares.

(ii) As of the date hereof, Principal Shareholder is not the record or beneficial owner of any shares of Company Common Stock or other voting securities or instruments of the Company, other than the Shares.

(iii) Principal Shareholder has all requisite power and authority necessary to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

(iv) This Agreement has been duly executed and delivered by Principal Shareholder and this Agreement constitutes a valid and binding agreement of Principal Shareholder, enforceable against Principal Shareholder in accordance with its terms.

(v) Other than as required or permitted by this Agreement, the Shares are now and shall at all times during the term of this Agreement be owned of record by Principal Shareholder, free and clear of all pledges, liens, proxies, claims, charges, security interests, preemptive rights, voting trusts, voting agreements, options, rights of first offer or refusal and any other encumbrances or arrangements whatsoever with respect to the ownership, transfer or voting of the Shares in any such case that would, individually or in the aggregate, reasonably be expected to materially impair the ability of Principal Shareholder to perform his obligations under this Agreement or prevent or delay the consummation of any of the transactions contemplated by this Agreement, and there are no outstanding options, warrants or rights to purchase or acquire, or agreements or arrangements relating to the voting of, any of the Shares other than this Agreement.

(vi) The execution and delivery of this Agreement by Principal Shareholder and the performance by Principal Shareholder of its obligations hereunder will not (including with notice or lapse of time or both):

(1) require any consent, approval, order, authorization or permit of, or registration or filing with or notification to, any Governmental Entity or other party, except for the filing with the SEC of any Schedules 13D or 13G or amendments to Schedules 13D or 13G and filings under Section 16 of the Exchange Act, as may be required in connection with this Agreement and the transactions contemplated hereby;

(2) result in any violation or the breach of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration or any payments under, or result in a loss of a benefit or in the creation or imposition of a lien under, any of the terms, conditions or provisions of any note, lease, mortgage, indenture, license, agreement or other instrument or obligation to which Principal Shareholder is a party or by which Principal Shareholder or any of its assets is bound that would, individually or in the aggregate, reasonably be expected to materially impair the ability of Principal Shareholder to perform his obligations under this Agreement or prevent or delay the consummation of any of the transactions contemplated by this Agreement; or

(3) violate the provisions of any order, writ, injunction, judgment, decree, statute, rule or regulation applicable to Principal Shareholder in such a manner as would, individually or in the aggregate, reasonably be expected to materially impair the ability of Principal Shareholder to perform his obligations under this Agreement or prevent or delay the consummation of any of the transactions contemplated by this Agreement.

(vii) Principal Shareholder acknowledges receipt and review of the Merger Agreement and understands the terms and conditions thereof. Principal Shareholder has had the opportunity to review this Agreement and the Merger Agreement with counsel of its own choosing. Principal Shareholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Principal Shareholder’s execution, delivery and performance of this Agreement.

(viii) Principal Shareholder hereby waives, and agrees not to assert or perfect, any dissenters’ rights and any similar rights that it may have by virtue of ownership of the Shares.

(ix) No consent of Principal Shareholder’s is necessary under any “community property” or other laws in order for Principal Shareholder to enter into and perform its obligations under this Agreement.

(b) Except where expressly stated to be given as of the date hereof only, the representations and warranties contained in this Agreement shall be made as of the date hereof and as of each date from the date hereof through and including the date of termination of this Agreement.

3. Agreement to Vote Shares.

(a) Whereas the Board of Directors of the Company has approved the merger of Merger Sub with and into the Company upon the terms and subject to the conditions of the Merger Agreement and in accordance with the CGCL, during the period commencing on the date hereof and continuing until the earlier to occur of the Effective Time and the termination of this Agreement in accordance with its terms, Principal Shareholder agrees to: (i) appear (in person or by proxy) at any annual or special meeting of the shareholders of the Company for the purpose of obtaining a quorum; and (ii) vote (or, if requested, execute proxies), or execute a written consent or consents if shareholders of the Company are requested to vote their shares through the execution of an action by written consent in lieu of any such annual or special meeting of shareholders of the Company, in either case solely with respect to a number of the Shares equal to forty percent (40%) of the outstanding shares of Company Common Stock on the record date of any such vote or written consent (the “Covered Shares”): (a) in favor of approval of the principal terms of the Merger and the Merger Agreement, at every meeting (or in connection with any action by written consent) of the shareholders of the Company at which such matters are considered and at every adjournment or postponement thereof; (b) against (1) any action, proposal, transaction or agreement which would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of Principal Shareholder under this Agreement and (2) any action, proposal, transaction or agreement that would reasonably be expected to compete with or would reasonably be expected to interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Transaction. Notwithstanding the foregoing, Principal Shareholder shall remain free (i) to vote (or execute consents or proxies with respect to) the Covered Shares with respect to any matter not covered by this Section 3 in any manner he deems appropriate, provided that such vote (or execution of consents or proxies with respect thereto) would not reasonably be expected to interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Transaction, and (ii) to vote (or execute consents or proxies with respect to) any Shares that are not Covered Shares in any manner he deems appropriate. Notwithstanding any reference in this paragraph to actions by written consent, Principal Shareholder shall have no obligation to execute any written consent in lieu of a meeting with respect thereto for the purpose of approving the principal terms of the Merger and the Merger Agreement unless the Company shall have requested that such approval and adoption be effected through the execution of any such written consent, in which case Principal Shareholder shall execute such consent.

(b) In furtherance of the covenants set forth in Sections 3(a) hereof, Principal Shareholder agrees, for a period beginning on the date hereof and continuing until the earlier to occur of the Effective Time and the termination of this Agreement in accordance with its terms, to deliver (or cause to be delivered) to Parent upon request a proxy authorizing the Covered Shares to be voted in accordance with Section 3(a) of this Agreement, substantially in the form of Annex A attached hereto.

4. Representations of Parent. Parent hereby represents and warrants to Principal Shareholder that:

(a) Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

(b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent and is a valid and binding agreement of Parent enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether such enforcement is considered in a proceeding at law or in equity).

(c) The execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby do not and shall not (including with notice or lapse of time or both):

(i) contravene or conflict with the certificate of incorporation or the bylaws of Parent;

(ii) result in any violation or the breach of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration or any payments under, or result in a loss of a benefit or in the creation or imposition of a lien under, any of the terms, conditions or provisions of any note, lease, mortgage, indenture, license, agreement or other instrument or obligation to which Parent is a party or by which Parent or any of its assets may be bound; violate the provisions of any order, writ, injunction, judgment, decree, statute, rule or regulation applicable to Parent in such a manner as would, individually or in the aggregate, reasonably be expected to materially impair the ability of Parent to perform its obligations under this Agreement or prevent or delay the consummation of any of the transactions contemplated by this Agreement; or require any consent, approval, order, authorization or permit of, or registration or filing with or notification to, any Governmental Entity or other party.

5. Transfer and Encumbrance. Subject to the terms of this Agreement, for a period beginning on the date hereof and continuing until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms, Principal Shareholder agrees not to, directly or indirectly, transfer, sell, offer, hypothecate, assign, pledge or otherwise dispose of or encumber (“Transfer”), or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any of the Covered Shares or Principal Shareholder’s voting or economic interest therein. Subject to the terms of this Agreement, during the term of this Agreement, Principal Shareholder agrees not to (i) grant any proxies, options or rights of first offer or refusal with respect to any of the Covered Shares, (ii) permit any such Covered Shares to become subject to, any new pledges, liens, preemptive rights, security interests, claims, charges or other encumbrances or arrangements or (iii) enter into any voting agreement, voting trust or other voting arrangement with respect to any of the Covered Shares. Notwithstanding the foregoing, Principal Shareholder may take any action described in the previous two sentences, so long as the other party (a “transferee”) to such Transfer or other arrangement described in the second sentence of this Section 5 executes this Agreement (or a joinder thereto in a form reasonably satisfactory to Parent) and agrees to be bound by its terms; provided, however, that notwithstanding such Transfer or arrangement, Principal Shareholder shall continue to be liable for any breach by such transferee of its agreements and covenants under this Agreement.

6. Additional Covenant of Principal Shareholder. Principal Shareholder shall notify Parent of any development occurring after the date of this Agreement that causes, or that would reasonably be expected to cause, any breach of any of the representations and warranties set forth in Section 2 hereof.

7. Covenants of Principal Shareholder and Parent.

(a) Each of Parent and Principal Shareholder shall use its respective reasonable best efforts to make all filings with, and to obtain consents of, all third parties and Governmental Entities necessary for the consummation of the transactions contemplated by this Agreement and the Merger Agreement.

(b) Except as otherwise expressly provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by them or on their behalf in connection with the transactions contemplated hereunder, including fees and expenses of their own financial consultants, investment bankers, accountants and counsel.

8. Fiduciary Duties. Nothing contained herein shall limit or affect any actions taken by Principal Shareholder or any person or entity controlling or under the control of Principal Shareholder of the types described in the Merger Agreement (including Sections 6.3 and 6.4 thereof) in response to a Acquisition Proposal, to the extent that the Company is permitted to take such actions under the Merger Agreement and provided that Principal Shareholder acts in accordance with any requirement set forth in the Merger Agreement, nor shall anything contained herein limit or affect any actions taken by Principal Shareholder or any other person in his capacity as a director of the Company, and none of such actions taken in accordance with the provisions of this Section 8 or in accordance with the provisions of the Merger Agreement shall be deemed to constitute a breach of this Agreement.

9. Specific Performance. Each party hereto acknowledges that it will be impossible to measure in money the damages to the other parties if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other parties will not have an adequate remedy at law or in damages. Accordingly, each party hereto agrees that injunctive relief or any other equitable remedy, in addition to remedies at law or in damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law or in damages. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party’s seeking or obtaining such equitable relief.

10. Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective successors, assigns, heirs and devises, as applicable; and, other than in respect of Section 9, nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement. This Agreement shall not be assignable without the written consent of the other party hereto, except that Parent may assign, in its sole discretion, all or any of its rights, interests and obligations hereunder to any of its Affiliates.

11. Termination. This Agreement will terminate automatically, without any action on the part of any party hereto, on the earlier of (a) the Effective Time, (b) the termination of the Merger Agreement pursuant to its terms and (c) at any time upon notice by Parent to Principal Shareholder.

12. Entire Agreement. This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California applicable to contracts executed and fully performed within the State of California, without regard to the conflicts of laws provisions thereof.

14. Jurisdiction; Waiver of Venue. Each of the parties hereto irrevocably and unconditionally (i) agrees that any legal suit, action or proceeding brought by any party hereto arising out of or based upon this Agreement or the transactions contemplated hereby may be brought in the Courts of the State of California or the United States District Court for the Central District of California (each, a “Designated Court”), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in any Designated Court, and any claim that any such action or proceeding brought in any Designated Court has been brought in an inconvenient forum, and (iii) submits to the non-exclusive jurisdiction of Designated Courts in any suit, action or proceeding. Each of the parties agrees that a judgment in any suit, action or proceeding brought in a Designated Court shall be conclusive and binding upon it and may be enforced in any other courts to whose jurisdiction it is or may be subject, by suit upon such judgment.

15. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon receipt by the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(i)	if to Parent, to:

The Walt Disney Company

500 South Buena Vista Street

Burbank, California 91521

Attention: Alan N. Braverman

                  Tom Staggs

Telecopy: (818) 560-7896

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

300 South Grand Avenue

Los Angeles, California 90071

Attention: Brian J. McCarthy

                  Joseph J. Giunta

Telecopy: (213) 687-5600

and:

Dewey Ballantine LLP

1301 Avenue of the Americas

New York, New York 10019

Attention: Morton A. Pierce, Esq

                 Gordon E. Warnke, Esq

Telecopy: (212) 259-6333

(ii)	if to Principal Shareholder, to:

Steven P. Jobs

c/o Pixar

1200 Park Avenue

Emeryville, California 94608

Telecopy: (510) 752-3099

with a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati

Professional Corporation

650 Page Mill Road

Palo Alto, California 94304

Attention: Larry W. Sonsini, Esq.

                 Martin W. Korman, Esq.

                 Jose F. Macias, Esq.

Telecopy: (650) 493-6811

and:

Wilson Sonsini Goodrich & Rosati

Professional Corporation

One Market Street

Spear Tower, Suite 3300

San Francisco, California 94105

Attention: Michael S. Ringler

Telecopy: (415) 947-2011

16. Severability. This Agreement shall be deemed severable; the invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of the balance of this Agreement or of any other term hereof, which shall remain in full force and effect. If any of the provisions hereof are determined to be invalid or unenforceable, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible.

17. Waiver. The parties hereto may, to the extent permitted by applicable Law, subject to Section 18 hereof, (a) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (b) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such waiver shall be valid only if set forth in a written instrument signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

18. Modification. No supplement, modification or amendment of this Agreement will be binding unless made in a written instrument that is signed by all of the parties hereto and that specifically refers to this Agreement.

19. Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when such counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

20. Headings. All Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

THE WALT DISNEY COMPANY

By:	/s/ ALAN N. BRAVERMAN
Name:	Alan N. Braverman
Title:	Senior Executive Vice President, General Counsel and Secretary

PRINCIPAL SHAREHOLDER:

/s/ STEVE JOBS
Steven P. Jobs

ANNEX A

FORM OF IRREVOCABLE PROXY

The undersigned is a party to the Voting Agreement, dated as of January 24, 2006 (the “Voting Agreement”), by and between The Walt Disney Company, a Delaware corporation, and the undersigned.

The undersigned hereby revokes any previous proxies previously granted with respect to any Covered Shares (as defined in the Voting Agreement) and appoints the Walt Disney Company, a Delaware corporation (“Parent”), and any individual who shall be designated by Parent, with full power of substitution and resubstitution, as attorney-in-fact and proxy of the undersigned to attend any and all meetings of shareholders (and any adjournments or postponements thereof) of Pixar, a California corporation (the “Company”), solely to vote all Covered Shares (as defined in the Voting Agreement) in accordance with the terms of the Voting Agreement. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Voting Agreement.

This proxy has been granted pursuant to Section 3 of the Voting Agreement. This proxy shall be deemed to be a proxy coupled with an interest and is irrevocable during the term of the Voting Agreement to the fullest extent permitted under California law, and except that such proxy shall terminate upon the termination of the Voting Agreement.

A - 1

The undersigned authorizes such attorney and proxy to substitute any other person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the Secretary of the Company.

Dated: January 24, 2006

/s/ STEVE JOBS
Steven P. Jobs

A - 2